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                                                                    EXHIBIT 10.4


                               W. R. GRACE & CO.








                           1986 STOCK INCENTIVE PLAN
                    (As amended through September 28, 1996)



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                               W. R. GRACE & CO.

                           1986 STOCK INCENTIVE PLAN

         1. Purposes: The purposes of this Plan are (a) to secure for Key Persons the benefits of incentives attributable to Common Stock, (b) to encourage Key Persons to increase their interest in the future growth and prosperity of the Company and to stimulate and sustain constructive and imaginative thinking by Key Persons, (c) to further the identity of interests of Key Persons with the interests of the Company's shareholders, and (d) to induce the service or continued service of Key Persons and to enable the Company to compete with other organizations offering similar or other incentives in obtaining and retaining the services of competent individuals.

         2. Definitions: Unless otherwise required by the context, the following terms when used in this Plan shall have the meanings set forth in this Section 2.

         Board of Directors: The Board of Directors of the Company.

         cessation of service (or words of similar import): When a person ceases to be, and is no longer, an employee of, or consultant to, the Company or a Subsidiary; provided, however, in the case of an Incentive Stock Option, "cessation of service" (or words of similar import) shall mean when a person ceases to be an employee of the Company or a Subsidiary.

         Common Stock: The common stock of the Company, par value $0.01 per share, or such other class of shares or other securities or property as may be applicable pursuant to the provisions of section 8.

         Company: W. R. Grace & Co., a Delaware corporation.

         Fair Market Value: The fair market value of a share of Common Stock determined in accordance with any reasonable method approved by the Incentive Committee. In the absence of any such approved method, Fair Market Value, as applied to any date, shall be the mean between the high and low sales prices of a share of Common Stock as reported on the Consolidated Transactions Tape for securities listed on the New York Stock Exchange for such date or, if no such sales were reported for such date, for the next preceding date for which sales were so reported.

         Grace-Connecticut: W. R. Grace & Co.-Conn., a Connecticut corporation which is a subsidiary of the Company and which was formerly known as "W. R. Grace & Co."

         Grace-New York: Fresenius National Medical Care Holdings, Inc., a New York corporation which was formerly the sole shareholder of the Company and was formerly known as "W. R. Grace & Co."


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         Incentive Committee: The committee designated by the Board of
Directors to administer stock incentive and stock option plans of the Company and its subsidiaries.

         Incentive Compensation: Bonuses, extra and other compensation payable in addition to a salary or other base amount, whether contingent or not, whether discretionary or required to be paid pursuant to a plan, agreement, resolution or arrangement, and whether payable currently or on a deferred basis, in cash, Common Stock or other property, awarded by the Company or a Subsidiary prior or subsequent to the date of the approval and adoption of this Plan.

         Incentive Stock Option: An option, including an Option as the context may require, intended to meet the requirements of section 422A of the Internal Revenue Code and the regulations thereunder applicable to incentive stock options adopted by the Secretary of the Treasury or his delegate, or any provisions that may be adopted to amend or replace such section or regulations or both.

         Key Employee: An employee of the Company or a Subsidiary who is a Key Person.

         Key Person: An employee of, or a consultant to, the Company or a Subsidiary, including an officer or director who is an employee or consultant, who in the opinion of the Incentive Committee can contribute significantly to the growth and successful operations of the Company or a Subsidiary. The grant of a Stock Incentive to an employee or consultant by the Incentive Committee shall be deemed a determination by the Incentive Committee that such person is a Key Person.

         Non-Statutory Stock Option: An option, including an Option as the context may require, which is not an Incentive Stock Option or another form of statutory stock option (within the meanings of sections 422, 423 and 424 of the Internal Revenue Code and the regulations thereunder as adopted and amended from time to time by the Secretary of the Treasury or his delegate).

         Option: An option granted under this Plan to purchase shares of Common Stock.

         Plan: The 1986 Stock Incentive Plan of the Company herein set forth as the same may from time to time be amended.

         Performance Unit: A unit representing a share of Common Stock subject to a Stock Award, the issuance, transfer or retention of which, in whole or in part, is contingent upon or measured by the attainment of a specified performance objective or objectives, including, without limitation, objectives determined (on a consolidated or unconsolidated basis) by reference to or changes in (a) the Fair Market Value, book value or earnings per share of Common Stock, or (b) the sales and revenues, net income, return on capital employed, asset values or net worth of the Company or one or more of its groups,

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divisions, Subsidiaries or other units, or (c) a combination of two or more of the foregoing or other factors.

         service: Service as an employee of, or a consultant to, the Company or a Subsidiary. "To serve" has a correlative meaning.

         Stock Award: An issuance or transfer of shares of Common Stock at the time the Stock Incentive is granted or as soon thereafter as practicable, or an undertaking (other than an Option) to issue or transfer such shares in the future, including, without limitation, such an issuance, transfer or undertaking with respect to Performance Units.

         Stock Incentive: A stock incentive granted under this Plan in one of the forms provided for in section 3.

         Subsidiary: A corporation (or other form of business association) of which shares (or other ownership interests) (a) having 50% or more of the voting power regularly entitled to vote for directors (or equivalent management rights) or (b) regularly entitled to receive 50% or more of the dividends (or their equivalents) paid on the common stock (or its equivalent) are owned, directly or indirectly, by the Company; provided, however, that in the case of an Incentive Stock Option, the term "Subsidiary" shall mean a Subsidiary (as defined by the preceding clause) which is also a "subsidiary corporation" as defined in section 425(f) of the Internal Revenue Code and the regulations thereunder adopted by the Secretary of the Treasury or his delegate, or any provisions that may be adopted to amend or replace such section or regulations or both.

         3. "Grant" of Stock Incentives:

         (a) Subject to the provisions of this Plan, the Incentive Committee may at any time, or from time to time, grant Stock Incentives under this Plan to, and only to, Key Persons; provided, however, that Incentive Stock Options may be granted to, and only to, Key Employees.

         (b) Stock Incentives may be granted in the following forms:

                           (i)    a Stock Award, or
                           (ii)   an Option, or
                           (iii)  a combination of a Stock Award and an Option.

         4. Stock Subject to this Plan:

         (a) Subject to the provisions of paragraphs (c) and (e) of this section 4 and of section 8, (i) the maximum number of shares of Common Stock which may be issued or transferred pursuant to Stock Incentives granted under this Plan shall not exceed

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5,000,000 shares of Common Stock, (ii) the maximum number of shares of Common
Stock which may be acquired upon exercise of Options granted at any time or from time to time under this Plan to any one Key Person shall in no event exceed 5% of the maximum number of shares which may be issued or transferred pursuant to Stock Incentives granted under this Plan, and (iii) the maximum number of shares of Common Stock which may be acquired upon exercise of Options granted at any time or from time to time under this Plan to Key Persons serving as directors of the Company at the time they recommend this Plan for approval and adoption by the shareholders of the Company shall in no event exceed 25% of the maximum number of the shares which may be issued or transferred pursuant to Stock Incentives granted under this Plan.

         (b) Authorized but unissued shares of Common Stock and shares of Common Stock held in the treasury, whether acquired by the Company specifically for use under this Plan or otherwise, may be used, as the Incentive Committee may from time to time determine, for purposes of this Plan, provided, however, that any shares acquired or held by the Company for the purposes of this Plan shall, unless and until transferred to a Key Person in accordance with the terms and conditions of a Stock Incentive, be and at all times remain treasury shares of the Company, irrespective of whether such shares are entered in a special account for purposes of this Plan, and shall be available for any corporate purpose.

         (c) If any shares of Common Stock subject to a Stock Incentive shall not be issued or transferred and shall cease to be issuable or transferable because of the termination, in whole or in part, of such Stock Incentive or for any other reason, or if any such shares shall, after issuance or transfer, be reacquired by the Company or a Subsidiary because of an employee's failure to comply with the terms and conditions of a Stock Incentive, the shares not so issued or transferred, or the shares so reacquired by the Company or a Subsidiary, shall no longer be charged against any of the limitations provided for in paragraph (a) of this section 4 and may again be made subject to Stock Incentives.

         (d) For purposes of this section 4, Common Stock shall include shares of common stock, par value $1.00 per share, of Grace-Connecticut issued or transferred pursuant to Stock Incentives granted by Grace-Connecticut under this Plan as in effect prior to its adoption by the Company, except that in determining, for purposes of this section 4, the number of shares so issued or transferred by Grace-Connecticut prior to the two-for-one split of the common stock of Grace-Connecticut which occurred in December 1987, adjustment shall be made to reflect such stock split.

         (e) For purposes of this section 4, Common Stock shall include shares of common stock, par value $1.00 per share, of Grace-New York issued or transferred pursuant to Stock Incentives granted under this Plan as in effect prior to its assumption by the Company; provided that the number of shares of Common Stock that may be issued or transferred following the effective date of the adoption and assumption of this Plan by the

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Company (as specified in section 9) pursuant to Stock Incentives granted under this Plan shall not exceed 624,169 shares.

         5. Stock Awards: Except as otherwise provided in section 12 and in paragraph (f) of section 11, Stock Incentives in the form of Stock Awards shall be subject to the following provisions:

         (a) A Stock Award shall be granted only in payment of Incentive Compensation that has been earned or as Incentive Compensation to be earned, including, without limitation, Incentive Compensation awarded concurrently with or prior to the grant of the Stock Award.

         (b) For the purposes of this Plan, in determining the value of a Stock Award, all shares of Common Stock subject to such Stock Award shall be valued at not less than 100% of the Fair Market Value of such shares on the date such Stock Award is granted, regardless of whether or when such shares are issued or transferred to the Key Person and whether or not such shares are subject to restrictions which affect their value.

         (c) Shares of Common Stock subject to a Stock Award may be issued or transferred to the Key Person at the time the Stock Award is granted, or at any time subsequent thereto, or in installments from time to time, as the Incentive Committee shall determine. In the event that any such issuance or transfer shall not be made to the Key Person at the time the Stock Award is granted, the Incentive Committee may provide for payment to such Key Person, either in cash or shares of Common Stock, from time to time or at the time or times such shares shall be issued or transferred to such Key Person, of amounts not exceeding the dividends which would have been payable to such Key Person in respect of such shares (as adjusted under section 8) if such shares had been issued or transferred to such Key Person at the time such Stock Award was granted. Any amount payable in shares of Common Stock under the terms of a Stock Award may, at the discretion of the Company, be paid in cash, on each date on which delivery of shares would otherwise have been made, in an amount equal to the Fair Market Value on such date of the shares which would otherwise have been delivered.

         (d) A Stock Award shall be subject to such terms and conditions, including, without limitation, restrictions on the sale or other disposition of the Stock Award or of the shares issued or transferred pursuant to such Stock Award, as the Incentive Committee shall determine; provided, however, that upon the issuance or transfer of shares pursuant to a Stock Award, the recipient shall, with respect to such shares, be and become a shareholder of the Company fully entitled to receive dividends, to vote and to exercise all other rights of a shareholder except to the extent otherwise provided in the Stock Award. Each Stock Award shall be evidenced by a written instrument in such form as the Incentive Committee shall determine, provided the Stock Award is consistent with this Plan and incorporates it by reference.

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         6. Options: Except as otherwise provided in section 12 and in paragraph (f) of section 11, Stock Incentives in the form of Options shall be subject to the following provisions:

         (a) Subject to the provisions of section 8, the purchase price per share shall be not less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted. The purchase price shall be paid in cash or, if so provided in the Option or authorized by the Incentive Committee (and subject to such terms and conditions as are specified in the Option or by the Incentive Committee), in shares of Common Stock delivered to the Company or in a combination of cash and such shares. Share of Common Stock thus delivered shall be valued at their Fair Market Value on the date of exercise.

         (b) Each Option may be exercisable in full at the time of grant, or may become exercisable in one or more installments and at such time or times, as the Incentive Committee shall determine. Unless otherwise provided in the Option, an Option, to the extent it is or becomes exercisable, may be exercised at any time in whole or in part until the expiration or termination of the Option.

         (c) Each Option shall be exercisable during the life of the optionee only by him, and after death only by his estate or by a person who acquired the right to exercise the Option by will or the laws of descent and distribution. An Option, to the extent that it shall not have been exercised or canceled, shall terminate as follows after the optionee ceases to serve: (i) if the optionee shall voluntarily resign without the consent of the Incentive Committee or be terminated for cause, the Option shall terminate immediately upon cessation of service; (ii) if the optionee shall cease to serve by reason of death, incapacity or retirement under a retirement plan of the Company or a Subsidiary, the Option shall terminate 15 months after cessation of service if the optionee has served for less than 15 years, the Option shall terminate two years after cessation of service if the optionee has served 15 or more years but less than 25 years, and the Option shall terminate three years after cessation of service if the optionee has served 25 or more years; and (iii) except as provided in the next sentence, in all other cases the Option shall terminate three months after cessation of service unless the Incentive Committee shall approve a longer period (which approval may be given before or after cessation of service), not to exceed, however, the period which would have been applicable if the optionee had died, become incapacitated or retired under a retirement plan of the Company or a Subsidiary. If the optionee shall die or become incapacitated during the three-month period (or such longer period as the Incentive Committee may approve) referred to in the preceding clause (iii), the Option shall terminate at such time as it would have terminated had the service of the optionee ceased by reason of his death, incapacity or retirement under a retirement plan of the Company or Subsidiary. A leave of absence for military or governmental service or for other purposes shall not, if approved by the Incentive Committee (which approval may be given before or after the leave of absence commences), be deemed a termination of employment within the meaning of this paragraph (c); provided, however, that an Option

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may not be exercised or canceled during any such leave of absence.
Notwithstanding the foregoing provisions of this paragraph (c) or any other provision of this Plan, no Option shall be exercisable after expiration of a period of ten years and one month from the date the Option is granted. Where a Non-Statutory Stock Option is granted for a term of less than ten years and one month, the Incentive Committee may, at any time prior to the expiration of the Option, extend its term for a period ending not later than ten years and one month from the date the Option was granted. Such an extension shall not be deemed the grant of an Option under this Plan.

         (d) Options shall be granted for such lawful consideration as may be provided in the Option or as the Incentive Committee may determine.

         (e) No Option nor any right thereunder may be assigned or transferred except by will or the laws of descent and distribution. If so provided in the Option or if so authorized by the Incentive Committee and subject to such terms and conditions as are specified in the Option or by the Incentive Committee, the Company shall, upon or without the request of the holder of the Option and at any time or from time to time, cancel all or a portion of the Option then subject to exercise and either (i) pay the holder an amount of money equal to the excess, if any, of the Fair Market Value, at such time or times, of the shares subject to the portion of the Option so canceled over the purchase price of such shares, or (ii) issue or transfer shares of Common Stock to the holder with a Fair Market Value, at such time or times, equal to such excess.

         (f) An Option may, but need not, be an Incentive Stock Option. All shares of Common Stock which may be made subject to Stock Incentives under this Plan may be made subject to Incentive Stock Options; provided that the aggregate Fair Market Value (determined as of the time the option is granted) of the shares subject to each installment becoming exercisable for the first time in any calendar year under Incentive Stock Options granted to any employee on or after January 1, 1987 (under all plans, including this Plan, of his employer corporation and its parent and subsidiary corporations) shall not exceed $100,000.

         (g) Each Option shall be evidenced by a written instrument, which shall contain such terms and conditions, and shall be in such form, as the Incentive Committee shall determine, provided the Option is consistent with this Plan and incorporates it by reference. Notwithstanding the preceding sentence, an Option, if so approved by the Incentive Committee, may include restrictions and limitations in addition to those provided for in this Plan.

         7. Combinations of Stock Awards and Options: Stock Incentives authorized by paragraph (b)(iii) of section 3 in the form of combinations of Stock Awards and Options shall be subject to the following provisions:

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         (a) A Stock Incentive may be a combination of any form of Stock Award with any form of Option; provided, however, that the terms and conditions of such Stock Incentive pertaining to a Stock Award are consistent with section 5 and the terms and conditions of such Stock Incentive pertaining to an Option are consistent with section 6.

         (b) Such combination Stock Incentive shall be subject to such other terms and conditions as the Incentive Committee may determine, including, without limitation, a provision terminating in whole or in part a portion thereof upon the exercise in whole or in part of another portion thereof. Such combination Stock Incentive shall be evidenced by a written instrument in such form as the Incentive Committee shall determine, provided it is consistent with this Plan and incorporates it by reference.

         8. Adjustment Provisions:

         (a) In the event that any reclassification, split-up or consolidation of shares of Common Stock shall be effected, or the outstanding shares of Common Stock are, in connection with a merger or consolidation of the Company or a sale by the Company of all or a part of its assets, exchanged for a different number or class of shares of stock or other securities or property of the Company or for shares of the stock or other securities or property of any other corporation or person, or a record date for determination of holders of Common Stock entitled to receive a dividend payable in Common Stock shall occur, (i) the number and class of shares or other securities or property that may be issued or transferred pursuant to Stock Incentives thereafter granted,
(ii) the number and class of shares or other securities or property that have not been issued or transferred under outstanding Stock Incentives, (iii) the purchase price to be paid per share or other unit under outstanding Stock Incentives, and (iv) the price to be paid per share or other unit by the Company or a Subsidiary for shares or other securities or property issued or transferred pursuant to Stock Incentives which are subject to a right of the Company or a Subsidiary to reacquire such shares or other securities or property, shall in each case be equitably adjusted as determined by the Incentive Committee.

         (b) In the event that there shall occur any spin-off or other distribution of assets of the Company to its shareholders (including without limitation an extraordinary dividend), (i) the number and class of shares or other securities or property that may be issued pursuant to Stock Incentives thereafter granted, (ii) the number and class of shares or other securities or property that have not been issued under outstanding Stock Incentives, (iii) the purchase price to be paid per share or other unit under outstanding Stock Incentives, and (iv) the price to be paid per share or other unit by the Company or a Subsidiary for shares or other securities or property issued pursuant to Stock Incentives that are subject to a right of the Company or a Subsidiary to reacquire such shares or other securities or property, shall in each case be equitably adjusted as determined by the Incentive Committee.


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         9. Term: This Plan was deemed adopted and became effective on the date it was approved and adopted by the shareholders of Grace-Connecticut. This Plan was deemed adopted as to Grace-New York on the date of the adoption and assumption thereof by Grace-New York's board of directors with the approval of the shareholders of Grace-Connecticut and became effective as to Grace-New York on the effective date of the merger of Grace Merger Corp., a subsidiary of Grace-New York, with and into Grace-Connecticut. This Plan was deemed adopted as to the Company on the date of the adoption and assumption thereof by the Board of Directors and became effective as to the Company on September 28, 1996. No Stock Incentives shall be granted under this Plan after April 30,
1996.

         10. Administration:

         (a) This Plan shall be administered by the Incentive Committee. No director shall be designated as or continue to be a member of the Incentive Committee unless he shall at the time of designation and service be a "disinterested person" within the meaning of Rule 16b-3 of the Securities and Exchange Commission (or any successor provision at the time in effect). A member of the Incentive Committee shall not be eligible to be granted a Stock Incentive while serving on the Incentive Committee. Grants of Stock Incentives may be made by the Incentive Committee either in or without consultation with employees, but in either case the Incentive Committee shall have full authority to act in the matter of selection of all Key Persons and in granting Stock Incentives to them.

         (b) The Incentive Committee may establish such rules and regulations, not inconsistent with the provisions of this Plan, as it deems necessary to determine eligibility to participate in this Plan and for the proper administration of this Plan, and may amend or revoke any rule or regulation so established. The Incentive Committee may make such determinations and interpretations under or in connection with this Plan as it deems necessary or advisable. All such rules, regulations, determinations and interpretations, subject to the provisions of section 3.10 of the By-laws of the Company, shall be binding and conclusive upon the Company, its Subsidiaries, its shareholders, and its directors, officers, consultants and employees, and upon their respective legal representatives, beneficiaries, successors and assigns and upon all other persons claiming under or through any of them.

         (c) Any action required or permitted to be taken by the Incentive Committee under this Plan may be taken in accordance with Sections 3.10 and
3.11 of the By-laws of the Company even though, because of a vacancy or vacancies as a result of resignations or otherwise, the total number of directors who are then members of the Incentive Committee shall be less than the number initially designated by the Board of Directors.

         (d) Members of the Board of Directors and members of the Incentive Committee acting under this Plan shall be fully protected in relying in good faith upon the advice of

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counsel and shall incur no liability except for gross negligence or willful misconduct in the performance of their duties.

         11. General Provisions:

         (a) Nothing in this Plan nor in any instrument executed pursuant hereto shall confer upon any person any right to continue in the service of the Company or a Subsidiary, or shall affect the right of the Company or of a Subsidiary to terminate the service of any person with or without cause.

         (b) No shares of Common Stock shall be issued or transferred pursuant to a Stock Incentive unless and until all legal requirements applicable to the issuance or transfer of such shares have, in the opinion of counsel to the Company, been complied with. In connection with any such issuance or transfer the person acquiring the shares shall, if requested by the Company, give assurances, satisfactory to counsel to the Company, in respect of such matters as the Company or a Subsidiary may deem desirable to assure compliance with all applicable legal requirements.

         (c) No person (individually or as a member of a group), and no beneficiary or other person claiming under or through him, shall have any right, title or interest in or to any shares of Common Stock allocated or reserved for the purposes of this Plan or subject to any Stock Incentive except as to such shares of Common Stock, if any, as shall have been issued or transferred to him.

         (d) The Incentive Committee may grant a Stock Incentive to be effective at a specified future date or upon the future happening of a specified event, not more than sixty days from the date on which the Incentive Committee acts. For the purposes of this Plan, any such Stock Incentive shall be deemed granted on the date it is effective. An agreement or other commitment to grant a Stock Incentive in the future to a person who is or will be a Key Person at the time of grant shall not be deemed the grant of a Stock Incentive until the date on which the Incentive Committee takes action to implement such agreement or commitment.

         (e) In the case of a grant of a Stock Incentive to a Key Person of a Subsidiary, such grant may, if the Incentive Committee so approves, be implemented by the Company entering into an agreement with the Subsidiary containing such terms and provisions as the Incentive Committee may authorize, including, without limitation, a provision for the issuance or transfer of the shares covered by the Stock Incentive to the Subsidiary, for such consideration as the Incentive Committee may approve, upon the condition or understanding that the Subsidiary will transfer the shares to the Key Person in accordance with the terms of the Stock Incentive.


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         (f) In the event the laws of a foreign country, in which the Company or a Subsidiary has employees, prescribes certain requirements for stock incentives to qualify for advantageous tax treatment under the laws of that country (including, without limitation, laws establishing options analogous to Incentive Stock Options), the Board of Directors, upon the recommendation of the Incentive Committee, may restate, in whole or in part, this Plan and may include in such restatement additional provisions for the purpose of qualifying the restated plan and Stock Incentives granted thereunder under such laws of such foreign country; provided, however, that (i) the terms and conditions of a Stock Incentive granted under such restated plan may not be more favorable to the recipient than would be permitted if such Stock Incentive had been granted under this Plan as herein set forth, (ii) all shares allocated to or utilized for the purposes of such restated plan shall be subject to the limitations of section 4, and (iii) the provisions of the restated plan may restrict but may not extend or amplify the provisions of sections 9 and 13.

         (g) The Company or a Subsidiary may make such provisions as it may deem appropriate for the withholding of any taxes which the Company or a Subsidiary determines it is required to withhold in connection with any Stock Incentive.

         (h) Nothing in this Plan is intended to be a substitute for, or shall preclude or limit the establishment or continuation of, any other plan, practice or arrangement for the payment of compensation or fringe benefits to directors, officers, employees or consultants generally, or to any class or group of such persons, which the Company or any Subsidiary now has or may hereafter lawfully put into effect, including, without limitation, any incentive compensation, retirement, pension, group insurance, stock purchase, stock bonus or stock option plan.

         12. Acquisitions: If the Company or any Subsidiary should merge or consolidate with, or purchase stock or assets or otherwise acquire the whole or part of the business of, another company, the Company in connection therewith, upon the approval of the Incentive Committee, (a) may assume, in whole or in part and with or without modifications or conditions, any stock incentives granted by the acquired company to its directors, officers, employees or consultants in their capacity as such, or (b) may grant new Stock Incentives in substitution therefor. Such assumed or substitute stock incentives may contain terms and conditions inconsistent with the provisions of this Plan, including additional benefits for the recipient; provided that such terms and conditions are permitted under the plan of the other company and such plan was approved by the shareholders of such other company. For the purposes of any applicable plan provision involving time or a date, a substitute stock incentive shall be deemed granted as of the date of grant of the original stock incentive by the other company.


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         13. Amendments and Termination:

         (a) This Plan may be amended or terminated by the Board of Directors upon the recommendation of the Incentive Committee; provided that, without the approval of the shareholders of the Company, no amendment shall be made which
(i) increases the maximum number of shares of Common Stock that may be issued or transferred pursuant to Stock Incentives, the maximum number of shares of Common Stock that may be acquired upon exercise of Options granted to any one person or the maximum number of shares of Common Stock that may be acquired upon exercise of Options granted to persons serving as directors, in each case as provided in paragraph (a) of section 4, (ii) except as may be required to conform this Plan to changes in the federal securities laws and the rules and regulations of the Securities and Exchange Commission (or any successor agency), withdraws the administration of this Plan from the Incentive Committee or amends the provisions of paragraph (a) of section 10 with respect to eligibility and disinterest of members of the Incentive Committee, (iii) permits any person who is not a Key Person to be granted a Stock Incentive (except as otherwise provided in section 12), (iv) amends the provisions of paragraph (b) of section 5 or paragraph (a) of section 6 to permit shares to be valued at, or to have a purchase price of, respectively, less than 100% of Fair Market Value, (v) amends section 9 to extend the date set forth therein, or
(vi) amends this section 13.

         (b) No amendment or termination of this Plan by the Board of Directors or the shareholders of the Company shall adversely affect any Stock Incentive theretofore granted without the consent of the holder thereof, and no amendment by the Incentive Committee of any such Stock Incentive shall adversely affect such Stock Incentive without the consent of the holder thereof.


                                      -12-